                                                                    EXHIBIT 99.5

               PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS


     The following unaudited pro forma combined condensed financial statements give effect to the Merger using the purchase method of accounting for the Company's acquisition of DSLT after giving effect to the pro forma reclassifications and adjustments described in the accompanying notes. These unaudited pro forma combined condensed financial statements have been prepared from, and should be read in conjunction with, the historical consolidated financial statements and notes thereto of the Company and of DSLT, which are included in this current report or in the Company's previous filings with the Securities and Exchange Commission.

     The Unaudited Pro Forma Combined Condensed Balance Sheet gives effect to the Merger as if it had occurred on June 30, 1998. The Unaudited Pro Forma Combined Condensed Income Statements for the year ended March 31, 1997, the six months ended September 30, 1997, and the nine months ended June 30, 1998 give effect to the Merger as if it had occurred at the beginning of the earliest period presented. The unaudited pro forma combined condensed financial statements are intended for information purposes and are not necessarily indicative of the future financial position or future financial results of the combined companies or of the financial position or the results of operations that would have actually occurred had the Merger be in effect as of the date or for the periods presented.

                           IMPERIAL HOLLY CORPORATION
            UNAUDITED PRO FORMA COMBINED CONDENSED INCOME STATEMENT
                        NINE MONTHS ENDED JUNE 30, 1998

           (In Thousands of Dollars, Except Share and Per Share Data)

                                                                             Imperial Holly
                                                    Less                      (Pro Forma
                                 Consolidated    Real Estate    Acquired     Combined With         Pro Forma            Pro Forma
                                   DSLT Inc.        Group       Business     Savannah) (*)        Adjustments            Combined
                                 ------------    -----------    --------     -------------        -----------           ---------
Net sales                            $101,024         $5,941     $95,083    $ 1,305,921                                 $ 1,401,004

     Cost of sales                     74,472          4,326      70,146      1,186,907                                   1,257,053
     Selling, general &
      administrative                   16,851          1,664      15,187         49,835                                      65,022
     Depreciation &
      amortization                      2,794                      2,794         33,910              $    977  (1)           37,681
     Nonrecurring charges                                                        18,287                                      18,287
                                  -----------------------------------------------------                               -------------
Operating income (loss)                 6,907            (49)      6,956         16,982                                      22,959

     Interest (expense)                (2,172)          (121)     (2,051)       (35,690)               (3,713) (2)          (41,454)

     Other income                         (83)           408        (491)         6,005                                       5,514
                                  -----------------------------------------------------                               -------------
Income before income taxes              4,652            238       4,414        (12,703)                                    (12,981)


Income tax expense (credit)             2,410            109       2,301         (2,385)               (1,300) (3)           (1,384)
                                  -----------------------------------------------------                               -------------

Net income (loss)                    $  2,242         $  129     $ 2,113       ($10,318)                                   ($11,597)

                                  =====================================================                               =============

Weighted average shares outstanding                                          27,033,005             4,866,875            31,899,880

Basic earnings per share                                                                                                     ($0.36)

                                                                                                                      =============

(*) Pro forma combined results as if the acquisition of Savannah Foods &
     Industries, Inc. in October 1997, had been completed prior to the beginning of the period.


            The Notes following these tables form an integral part
                         of the information provided.

                           IMPERIAL HOLLY CORPORATION
            UNAUDITED PRO FORMA COMBINED CONDENSED INCOME STATEMENT
                      SIX MONTHS ENDED SEPTEMBER 30, 1997

          (In Thousands of Dollars, Except Share and Per Share Data )



                                                                                Imperial Holly
                                                      Less                        (Pro Forma
                                    Consolidated   Real Estate      Acquired     Combined With        Pro Forma      Pro Forma
                                     DSLT Inc.        Group         Business     Savannah) (*)       Adjustments      Combined
                                    ------------   -----------      --------     -------------       -----------     ----------
Net sales                                 $65,459       $3,665        $61,794        $ 1,018,911                    $ 1,080,705

     Cost of sales                         47,651        2,756         44,895            880,460                        925,355
     Selling, general &
      administrative                       11,669        1,067         10,602             61,379                         71,981
     Depreciation &
      amortization                          1,837                       1,837             22,883     $    652 (1)        25,372
                               -----------------------------------------------------------------                  -------------
Operating income (loss)                     4,302         (158)         4,460             54,189                         57,997
     Interest (expense)                    (1,782)          (4)        (1,778)           (26,066)      (2,455)(2)       (30,299)
     Other income                            (254)         104           (358)             1,029                            671
                               -----------------------------------------------------------------                  -------------

Income before income taxes                  2,266          (58)         2,324             29,152                         28,369
     Income tax expense
      (credit)                              1,065          (29)         1,094             12,342         (859)(3)        12,577
                               -----------------------------------------------------------------                  -------------
Net income (loss)                         $ 1,201         ($29)       $ 1,230        $    16,810                    $    15,792
                               =================================================================                  =============
Weighted average shares
 outstanding                                                                          26,654,513    4,866,875        31,521,388

Basic earnings per share                                                                                                  $0.50
                                                                                                                  =============

(*) Pro forma combined results as if the acquisition of Savannah Foods &
    Industries, Inc. in October 1997, had been completed prior to the beginning of the period.


            The Notes following these tables form an integral part
                         of the information provided.

                           IMPERIAL HOLLY CORPORATION
            UNAUDITED PRO FORMA COMBINED CONDENSED INCOME STATEMENT
                           YEAR ENDED MARCH 31, 1997

           (In Thousands of Dollars, Except Share and Per Share Data)

                                                                                    Imperial Holly
                                                          Less                        (Pro Forma
                                     Consolidated     Real Estate      Acquired      Combined With       Pro Forma      Pro Forma
                                      DSLT Inc.          Group         Business      Savannah) (*)      Adjustments      Combined
                                     ------------     -----------      --------      -------------      -----------     ---------
Net sales                                 $105,869       $  3,094        $102,775        $ 1,923,324                   $ 2,026,099

     Cost of sales                          78,378          1,989          76,389          1,682,208                     1,758,597
     Selling, general &
      administrative                        22,246          2,214          20,032            113,977                       134,009
     Depreciation & amortization             1,017                          1,017             47,156    $  2,297 (1)        50,470
     Real Estate Impairment loss             5,741          5,741                             11,003                        11,003
                                    ----------------------------------------------------------------                  ------------
Operating income (loss)                     (1,513)        (6,850)          5,337             68,980                        72,020
     Interest (expense)                     (2,262)          (470)         (1,792)           (56,916)     (4,996)(2)       (63,704)
     Other income                            1,732          3,050          (1,318)             1,410                            92
                                    ----------------------------------------------------------------                  ------------

Income before income taxes                  (2,043)        (4,270)          2,227             13,474                         8,408
     Income tax expense (credit)              (280)        (1,504)          1,224              7,434      (1,749)(3)         6,909
                                    ----------------------------------------------------------------                  ------------

Net income (loss)                          ($1,763)       ($2,766)       $  1,003        $     6,040                   $     1,499
                                    ================================================================                  ============

Weighted average shares                                                                   24,983,809   4,866,875        29,850,684
 outstanding

Basic earnings per share                                                                                                      0.05
                                                                                                                      ============

(*) Pro forma combined results as if the acquisition of Savannah Foods &
     Industries, Inc. in October 1997, had been completed prior to the beginning of the period.

               The Notes following these tables form an integral
                       part of the information provided.

                           IMPERIAL HOLLY CORPORATION
             UNAUDITED PRO FORMA COMBINED CONDENSED  BALANCE SHEET
                                 JUNE 30, 1998

                           (In Thousands of Dollars )

                                                         Less
                                      Consolidated    Real Estate     Acquired     Imperial Holly       Pro Forma        Pro Forma
                                        DSLT Inc.        Group        Business      Corporation        Adjustments       Combined
                                      ------------    -----------     --------     --------------      -----------       ---------
Cash                                       $     84          ($57)      $   141         $    9,408                       $    9,549
Marketable securities                        11,080         4,904         6,176             65,643      $ (6,176) (6)        65,643
Accounts receivable                          12,882           366        12,516            129,040                          141,556
Inventory                                    13,282            12        13,270            261,804                          275,074
Real estate projects                          9,159         9,159
Prepaid expenses                              3,058         1,843         1,215             30,739                           31,954
                                   ---------------------------------------------------------------                  ---------------
    Total current assets                     49,545        16,227        33,318            496,634                          523,776

Plant, property &
 equipment - net                             15,068           449        14,619            399,393                          414,012
Other investments                               357           357                           13,821                           13,821
Real estate projects                            252           252
Deferred income taxes                         4,737            18         4,719                                               4,719
Other assets                                                                                34,546                           34,546
                                                                                                         (33,980) (5)
Goodwill and other intangibles               33,980                      33,980            283,489       125,554  (7)       409,043
                                   ---------------------------------------------------------------                  ---------------

Total Assets                               $103,939       $17,303       $86,636         $1,227,883                       $1,399,917
                                   ===============================================================                  ===============

Current maturities of long-term
 debt                                      $  5,631                     $ 5,631         $    7,098        (5,531) (4)    $    7,198
Short-term borrowings                         9,551       $ 2,600         6,951              5,719        (6,951) (4)         5,719
Accounts payable                              5,465            50         5,415            148,398                          153,813
Accrued liabilities                           7,628           471         7,157             64,744                           71,901
                                   ---------------------------------------------------------------                  ---------------
    Total current liabilities                28,275         3,121        25,154            225,959                          238,631

                                                                                                         (18,937) (4)
Long-term debt                               21,754            66        21,688            525,431       103,112  (6)       631,294
Deferred taxes & other credits               14,571             7        14,564            125,238                          139,802


                                                                                                          38,935  (6)
Shareholders' equity                         39,339        14,109        25,230            351,255       (25,230) (6)       390,190
                                    --------------------------------------------------------------                  ---------------
Total                                      $103,939       $17,303       $86,636         $1,227,883                       $1,399,917
                                   ===============================================================                  ===============

               The Notes following these tables form an integral
                       part of the information provided.

                     NOTES TO UNAUDITED PRO FORMA COMBINED
                         CONDENSED FINANCIAL STATEMENTS


(1) Adjustment to reflect the amortization of the excess of the purchase price over the fair value of the net assets acquired ("goodwill").

(2) Adjustment to reflect the increase in interest cost for the cash portion of the Merger consideration, as well as the impact of refinancing certain existing DSLT borrowings. Weighted average annual interest rates, which are based on Imperial Holly's existing revolving credit agreement, are assumed to be 7.31%, 7.44% and 7.48% for the year ended March 31, 1997, the six months ended September 30, 1997 and the nine months ended June 30, 1998, respectively.

(3) Represents the tax effect of adjustment (2) above.

(4) Adjustment to reflect the repayment of certain existing DSLT borrowings as a result of the change in control.

(5) Adjustment to eliminate DSLT's existing goodwill.

(6) Represents payment of the Merger consideration, which is assumed to consist of 4,866,875 shares of Imperial Holly Common Stock and $77.9 million in cash based on the balance sheet at June 30, 1998; the final Merger consideration will be determined based upon an acquisition date balance sheet of DSLT. The funding for the cash portion of the Merger Consideration and debt repayment described in (4) above is assumed to come from DSLT's marketable securities and borrowings under Imperial Holly's existing revolving credit agreement.

(7) Adjustment to record goodwill arising from the acquisition.